UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2023

BROAD STREET REALTY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09043	36-3361229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 828-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 1, 2023 (the “Dismissal Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors of Broad Street Realty, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the independent registered public accounting firm for the Company, effective immediately.

BDO’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each of BDO’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 contained an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. In addition, during the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods.

During the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for material weaknesses as disclosed under (i) “Item 9A. Controls and Procedures” of each of the Company’s (A) Annual Report on Form 10-K for the year ended December 31, 2022 and (B) Annual Report on Form 10-K for the year ended December 31, 2021 and (ii) “Item 4. Controls and Procedures” of each of the Company’s (A) Quarterly Report on Form 10-Q for the period ended September 30, 2022, (B) Quarterly Report on Form 10-Q for the period ended June 30, 2022, (C) Quarterly Report on Form 10-Q for the period ended March 31, 2022, (D) Quarterly Report on Form 10-Q for the period ended September 30, 2021, (E) Quarterly Report on Form 10-Q for the period ended June 30, 2021 and (F) Quarterly Report on Form 10-Q for the period ended March 31, 2021.

The Company has provided BDO with a copy of this Current Report on Form 8-K and requested that BDO provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the above disclosures. A copy of BDO’s letter dated May 3, 2023 is attached hereto as Exhibit 16.1.

On May 1, 2023, the Company engaged Cherry Bekaert LLP (“Cherry Bekaert”) as its new independent registered public accounting firm upon the approval of the Audit Committee. During the years ended December 31, 2022 and 2021, and the subsequent interim period through May 1, 2023, the effective date of the Company’s engagement of Cherry Bekaert, the Company did not consult with Cherry Bekaert regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of BDO USA, LLP to the Securities and Exchange Commission, dated May 3, 2023.
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

Date:	May 3, 2023	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby Chief Executive Officer